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                          EXHIBIT 23.1
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                                                                Exhibit 23.1
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 1996, incorporated by reference in the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1995, as amended, and to the reference to us as experts in this Registration Statement.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

New York, New York
September 30, 1996